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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                   FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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        Date of Report (Date of earliest event reported): March 16, 2005

                           BRIGHAM EXPLORATION COMPANY
             (Exact name of registrant as specified in its charter)

             Delaware                000-22433             75-2692967
   (State or other jurisdiction     (Commission          (IRS Employer
         of incorporation)          File Number)       Identification No.)

                            6300 Bridgepoint Parkway
                             Building Two, Suite 500
                               Austin, Texas 78730
          (Address, including zip code, of principal executive offices)

       Registrant's telephone number, including area code: (512) 427-3300

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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

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Items 2.02 and 4.02 (a) Results of Operation and Financial Condition.
Non-reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Period.

        In our press release issued March 17, 2005, our management announced that it had concluded Brigham's consolidated financial statements as of December 31, 2003 and 2002 (which would include the three years in the period ended December 31, 2003) included in the 2003 Form 10-K, and affected interim financial statements would be restated and should no longer be relied upon. Similarly, investors were cautioned not to rely on fourth quarter 2004 and fiscal year 2004 financial results that were included in Brigham's earlier press release dated March 3, 2005 and Form 8-K filed on March 4, 2005, or financial statements included in the 2004 First, Second and Third Quarter Form 10-Q's.

        We filed the March 17, 2005 press release as an exhibit to a Form 8-K on March 21, 2005, however, in the body of the Form 8-K, we disclosed that consolidated financial statements for fiscal 2003 and 2002, and interim financial statements for 2004 and 2003 filed on Forms 10-Q would be restated. The purpose of this Form 8-K/A is to clarify that Brigham will restate consolidated financial statements for the years 2003 and 2002 filed in its 2004 Annual Report on Form 10-K. With respect to each of the quarterly periods for 2004 and 2003, Brigham will include selected quarter data revised for the change in its depletion expense calculation in the unaudited supplemental quarterly financial information section to be included in its 2004 Annual Report on Form 10-K. Restated quarterly financial statements for the respective 2004 periods will be included in Brigham's Forms 10-Q for 2005 for the corresponding periods.

Brigham's management has discussed these matters with the audit committee of the Company and with its independent registered public accounting firm.

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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        BRIGHAM EXPLORATION COMPANY

Date: March 30, 2005
                                        By:  /s/ Eugene B. Shepherd, Jr.
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                                             Eugene B. Shepherd, Jr.
                                             Executive Vice President &
                                             Chief Financial Officer

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